UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11 (c) or Section 240.14a-12

FORTINET, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

$

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Fortinet, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Thursday, June 14, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/ftnt

You are receiving this notice because you hold shares of common stock of Fortinet, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 4, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone: 1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688).
Email: shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet: http://www.proxyvoting.com/ftnt

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot return this notice to vote your shares.

Dear Fortinet, Inc. Stockholder:

The 2012 Annual Meeting of Stockholders of Fortinet, Inc. (the “Company”) will be held at the Company’s principal executive offices located at 1090 Kifer Road, Sunnyvale, CA 94086, on Thursday, June 14, 2012, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	To elect three Class III directors to serve for a term of three years or until their respective successors have been duly elected and qualified.

Nominees:

— Chenming Hu

— Hong Liang Lu

— Ken Xie

(2)	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2012.
(3)	Advisory vote to approve named executive officer compensation.

The Board of Directors recommends a vote “FOR” the nominees listed above in Proposal 1 and
“FOR” Proposals 2 and 3.

The Board of Directors has fixed the close of business on April 20, 2012 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the 2012 Annual Meeting or any adjournment(s) or postponement(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN
YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO
VOTE YOUR PROXY ELECTRONICALLY.

20754

Stockholders of record as of April 20, 2012 are cordially invited and encouraged to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website, www.fortinet.com/aboutus/locations.html#

Meeting Location:

Fortinet, Inc.

1090 Kifer Road

Sunnyvale, CA 94086

The following materials are available for you to review online:

•	the Company’s 2012 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the year ended December 31, 2011; and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/ftnt

The Proxy Materials for Fortinet, Inc. are available to review at:

http://www.proxyvoting.com/ftnt

Please have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. Go to http://www.proxyvoting.com/ftnt to view our proxy materials. In the box labeled “To Vote Your Shares by Internet,” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side to vote your proxy electronically.

20754